UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 21, 2017

IAC/INTERACTIVECORP

(Exact name of registrant as specified in charter)

Delaware	0-20570	59-2712887
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

555 West 18th Street, New York, NY	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (212) 314-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07   Submission of Matters to a Vote of Security Holders.

On June 21, 2017, IAC’s annual meeting of stockholders was held.  Stockholders present in person or by proxy, representing 72,963,884 shares of IAC common stock (entitled to one vote per share) and 5,789,499 shares of IAC Class B common stock (entitled to ten votes per share), voted on the following matters:

1.             Election of Directors — stockholders elected the following twelve (12) directors of the Company to hold office until the next annual meeting of stockholders or until their successors have been duly elected and qualified.

Elected by holders of IAC common stock voting as a separate class:

	Number of Votes Cast in Favor	Number of Votes For Which Authority Was Withheld
Bryan Lourd	54,899,305	1,000,601
Alan G. Spoon	53,678,697	2,221,209
Richard F. Zannino	55,320,075	579,831

Elected by holders of IAC common stock and IAC Class B common stock, voting together as a single class:

	Number of Votes Cast in Favor	Number of Votes For Which Authority Was Withheld
Edgar Bronfman, Jr.	108,895,383	4,899,516
Chelsea Clinton	112,116,077	1,678,819
Barry Diller	111,887,675	1,907,221
Michael D. Eisner	112,486,783	1,308,113
Bonnie S. Hammer	112,879,430	915,466
Victor A. Kaufman	112,245,499	1,549,397
Joseph Levin	112,657,385	1,137,511
David S. Rosenblatt	112,871,156	923,740
Alexander von Furstenberg	111,330,785	579,831

In addition to the votes cast and withheld for each director nominee described above, there were 6,796,222 broker non-votes with respect to each director nominee.

2.             The Say on Pay Proposal—stockholders approved (on an advisory basis) the compensation paid to the Company’s named executive officers for the fiscal year ended December 31, 2016.  Stockholders eligible to vote voted as follows:

Stockholders eligible to vote voted as follows:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstaining
110,983,687	2,686,614	124,595

In addition to the votes cast and abstentions described above, there were 6,796,222 broker non-votes with respect to the Say on Pay Proposal.

3.             Frequency of the Say on Pay Vote Proposal—stockholders approved (on an advisory basis) an advisory vote to approve the compensation paid to the Company’s named executive officers every three years.  Stockholders eligible to vote voted as follows:

One Year	Two Years	Three Years	Number of Votes Abstaining
42,725,944	85,250	70,924,478	59,224

In addition to the votes cast and abstentions described above, there were 6,796,222 broker non-votes with respect to the Frequency of the Say on Pay Vote Proposal.  Based on these results, and consistent with the Company’s recommendation, future stockholder advisory votes on executive compensation will occur every three years. Accordingly, the next stockholder advisory vote on executive compensation is scheduled to be held at the Company’s 2020 Annual Meeting of Stockholders. The next required stockholder advisory vote regarding the frequency interval is scheduled to be held in six years at the Company’s 2023 Annual Meeting of Stockholders.

4.             The Auditor Ratification Proposal — stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2017.  Stockholders eligible to vote voted as follows:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstaining
119,536,591	1,009,205	45,322

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IAC/INTERACTIVECORP

	By:	/s/ Gregg Winiarski
	Name:	Gregg Winiarski
	Title:	Executive Vice President, General Counsel and Secretary

Date: June 27, 2017